ACQUISITION OF PCSB FINANCIAL CORPORATION MAY 24, 2022 INVESTOR PRESENTATION ACCELERATING GROWTH IN THE NEW YORK METRO AREA Exhibit 99.2

FORWARD LOOKING STATEMENTS Certain of the statements made in this investor presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Brookline Bancorp Inc. (“Brookline”) or PCSB Financial Corporation (“PCSB”) of the proposed merger, Brookline’s and PCSB’s future financial and operating results and their respective plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Brookline and PCSB to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk that the cost savings and any revenue synergies from the proposed merger may not be realized or take longer than anticipated to be realized, (2) the risk that the cost savings and any revenue synergies from recently completed mergers may not be realized or may take longer than anticipated to realize, (3) disruption from the proposed merger, or recently completed mergers, with customer, supplier, or employee relationships, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, (5) the failure to obtain necessary shareholder or regulatory approvals for the merger, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the merger to be satisfied, (8) the risk of successful integration of the two companies’ businesses, including the risk that the integration of PCSB’s operations with those of Brookline will be materially delayed or will be more costly or difficult than expected, (9) the risk of expansion into new geographic or product markets, (10) reputational risk and the reaction of the parties’ customers to the merger, (11) the risk of potential litigation or regulatory action related to the merger, (12) the dilution caused by Brookline’s issuance of additional shares of its common stock in the merger, and (13) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Brookline’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, or PCSB’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Brookline and PCSB disclaim any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

IMPORTANT ADDITIONAL INFORMATION NO OFFER OR SOLICITATION This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, Brookline will file a registration statement on Form S-4 with the SEC, which will contain the proxy statement of PCSB and the prospectus of Brookline, as well as other relevant documents concerning the proposed transaction. Stockholders of PCSB are encouraged to read the registration statement, including the proxy statement/prospectus that will be part of the registration statement, and the other relevant materials filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction, PCSB and Brookline. After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be mailed to PCSB stockholders and will be available for free on the SEC’s website (www.sec.gov). The proxy statement/prospectus will also be made available for free by contacting Carl M. Carlson, Brookline’s Co-President and Chief Financial Officer, at (617) 425-5331 or Jeffrey M. Helf, Chief Financial Officer of PCSB, at (914) 248-7272. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. PARTICIPANTS IN THE SOLICITATION PCSB and certain of its directors and executive officers may be deemed to participate in the solicitation of proxies from the stockholders of PCSB in connection with the proposed transaction. Information about the directors and executive officers of PCSB and their ownership of PCSB common stock is set forth in the proxy statement for its 2021 annual meeting of stockholders, as filed with the SEC on Schedule 14A on September 24, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document when available may be obtained as described in the preceding paragraph. NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures. The non-GAAP financial measures used in this presentation include (i) tangible common equity, and (ii) tangible book value per share. Tangible common equity excludes total preferred stock, preferred stock paid in capital, goodwill, and other intangible assets, and tangible book value per share reflects the per share value of tangible common equity. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider BRKL’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

CREATING A PREMIER NORTHEAST FRANCHISE Opportunity to enter attractive metro NYC markets with a manageably sized acquisition PCSB is one of the few remaining publicly traded banks of size in the NYC MSA with assets below $5 billion Creates a premier commercial banking franchise in the Northeast with over $10 billion in assets Scarcity value of a pro forma franchise operating out of Boston, Providence and NYC metro markets Well-positioned to capitalize on recent market disruption from considerable M&A activity and participate in future consolidation SHARED VALUES Culture, leadership, and strong financial compatibility (credit, performance, expenses) Brookline and PCSB both value being active members of the communities they serve; following the merger, PCSB Bank will continue this commitment to its customers and communities Strong local management team committed to continuing to build the franchise Key members of PCSB management team staying on as committed partners to lead PCSB Bank PCSB Bank Board of Directors remains intact EXPANSION IN STRONG MARKETS Entrance into dynamic markets with $100k+ median household incomes in Westchester, Putnam, Dutchess, and Rockland counties NYC metro and surrounding markets have over 200,000 small businesses Brookline has familiarity with PCSB’s markets through its Eastern Funding and Macrolease operations COMPLIMENTARY FRANCHISES Both Brookline Bank and PCSB Bank are over 150 years old with deep relationships in their respective communities Similar focus on relationship-based CRE and C&I Additional scale enables pro forma company to compete more effectively across all its metro markets with larger credits Similar credit cultures and demographic profiles FINANCIALLY COMPELLING Double-digit EPS accretion – approximately 13% accretion to BRKL Manageable Tangible Book Value Per Share (“TBVPS”) dilution and earnback using the crossover method (see page 17 for detail) (1) Conservative and achievable cost savings of 30% of PCSB’s expense base Pro forma ROAA of ~1.27%, ROATCE of ~14.6% and Efficiency Ratio of ~52% IRR of ~15%, exceeding BRKL’s cost of capital CREATING A PREMIER NORTHEAST FRANCHISE (1) Based on when pro forma tangible book value per share crosses over the projected standalone BRKL tangible book value per share A unique opportunity for Brookline to meaningfully expand its franchise into the country’s largest deposit market and high-net-worth area through an acquisition of a complementary commercial banking franchise

OVERVIEW OF PCSB FINANCIAL CORPORATION

Headquarters	Yorktown Heights, NY
Bank Established	1871
Ticker	PCSB

MRQ BALANCE SHEET ($000s)	
Total Assets	1,984,541
Total Loans	1,294,597
Total Deposits	1,624,719
Total Shareholders' Equity	276,392
Loans / Deposits (%)	79.7

MRQ PROFITABILITY ($000s)	
Net Income	3,474
ROAA (%)	0.73
ROAE (%)	5.02
Net Interest Margin (%)	2.80
Efficiency Ratio (%)	65.1

MRQ CAPITALIZATION	
TCE / TA (%)	13.7
Tier 1 Capital / RWA (%)	20.7

MRQ ASSET QUALITY	
NPAs / Assets (%)	0.44
NCOs / Average Loans (%)	0.00



Poughkeepsie
Chestnut Ridge
Monticello
Bristol
New Britain
Watertown
Waterbury
Naugatuck
Newburgh
New Windsor
Middletown
West Point Military Academy
Port Jervis
Danbury
Peekskill
New Haven
Trumbull
West Haven
Milford
Ossining
Bridgeport
Fairfield
Spring Valley
Norwalk
Stamford
Port Chester
Hopatcong
Paterson
Hackensack
New Rochelle
Smithtown
Coram
Long Island
Clifton
Morristown
East Orange
New York
Mineola
Newark
Hempstead
Levittown
PCSBbank

COMPANY OVERVIEW

- The Bank was founded in 1871
- One of the few remaining community banks of scale headquartered in the NYC MSA, with a significant presence in the highly-attractive Westchester, Putnam, Dutchess, and Rockland counties
- Highly experienced management team with deep local knowledge and strong client relationships
- Strong balance sheet growth while maintaining clean asset quality with average annual net loan growth of ~11% and deposit growth of ~8% since 2017[1]

Source: S&P Capital IQ Pro; GAAP-level financials as of 03/31/2022

(1) Calculated as a compound annual growth rate between fiscal year-end 2017 and fiscal year-end 2021

BROOKLINE BANCORP, INC.

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Source: S&P Capital IQ Pro Note: Deposit data based on FDIC summary of deposits as of June 30, 2021 Note: 14 PCSB Bank brick and mortar branches open as of December 31, 2021; 15 PCSB Bank brick and mortar branches open as of June 30, 2021 PCSB MARKET POSITION BY COUNTY

TRANSACTION CONSIDERATION $20.72 per share based on BRKL stock price of $14.96 as of 05/23/22 1.3284x shares of BRKL stock OR $22.00 in cash for each share of PCSB, subject to 60% stock / 40% consideration mix Total transaction value of $313 million(1) Outstanding stock options to be exchanged for cash VALUATION MULTIPLES Market Premium of 14%(2) P / 2023E EPS of 14.9x(3) P / 2023E EPS with fully-phased in cost savings of 10.5x(3) P / TBV of 117.6% Core Deposit Premium of 3.3% OWNERSHIP 87% BRKL / 13% PCSB CAPITAL BRKL to remain well-capitalized under regulatory guidelines Pro forma TCE / TA of 8.6% and Total Risk-Based Ratio of 13.0% at transaction close BRANDING PCSB Bank to remain as a separate bank subsidiary of BRKL LEADERSHIP Strong local management team committed to continuing to build the franchise in New York Current PCSB Chief Lending Officer and other key members of PCSB management team staying on as committed partners to lead PCSB bank subsidiary BOARD SEATS 1 board seat from current PCSB Directors chosen by BRKL; PCSB Bank Board to remain intact CLOSING Second half of 2022 (subject to required regulatory approvals, approval by PCSB stockholders, and other customary closing conditions) COMBINATION SUMMARY (1) Based on BRKL stock price of $14.96 as of 05/23/22; PCSB share count used to calculate deal value - common stock of 15,334,857 shares, 1,320,963 options cashed out with a weighted average strike price of $18.98, and 440,366 shares to extinguish PCSB ESOP debt (2) Based on PCSB stock price of $18.20 as of 05/23/22 (3) PCSB 2023E EPS on a calendar year basis based on BRKL management estimate

VALUABLE AND SCALABLE REGIONAL COMMERCIAL BANKING FRANCHISE Source: S&P Capital IQ Pro Establishes BRKL as a premier Northeast commercial banking franchise with operations in the attractive markets of Providence, Boston, and metro NYC Metro NYC markets include strong presences in the highly-attractive Westchester, Putnam, Dutchess, and Rockland counties, with median household incomes among the highest in the nation Adds immediate scale in metro NYC and Hudson Valley in a low-risk transaction BRKL does not plan on closing any current PCSB branches in connection with the merger Significant scarcity value of pro forma franchise given operating region’s business opportunities, increased scale and pro forma fundamentals BOSTON PROVIDENCE METRO NYC (30) (20) (14) 8

MEANINGFUL SCALE STRENGTHENS THE BRKL FRANCHISE Source: S&P Capital IQ Pro; GAAP-level financials as of 03/31/2022 (1) Does not include the impact of purchase accounting adjustments related to the merger (dollars in millions) Total Assets $8,634 $1,985 $10,618 Total Loans $7,223 $1,295 $8,518 Total Deposits $7,094 $1,625 $8,719 Deposits / # of Branches $142 $116 $136 Pro Forma (1)

ATTRACTIVE & FAST-GROWING MARKETS $111,249 Median Household Income 10.2% Proj. Median HHI Growth ’22 – ‘27 1,766,926 Population 5.2% Population Change ’10 – ‘22 $76,637 Median Household Income 11.8% Proj. Median HHI Growth ’22 – ‘27 1,680,867 Population 5.0% Population Change ’10 – ‘22 $103,847 Median Household Income 12.2% Proj. Median HHI Growth ’22 – ‘27 5,011,582 Population 10.1% Population Change ’10 – ‘22 Source: S&P Capital IQ Pro Note: Brookline Bank demographic market defined as Boston-Cambridge-Newton, MA-NH MSA Note: Bank Rhode Island demographic market defined as Providence-Warwick, RI-MA MSA Note: PCSB Bank demographic market defined as the weighted average by percentage of deposits located in each county (Westchester, Putnam, Dutchess, and Rockland) containing PCSB branches (U.S. Avg.) $72,465 Median Household Income 12.1% Proj. Median HHI Growth ’22 – ‘27 8.3% Population Change ’10 – ‘22

Source: S&P Capital IQ Pro MARKETS WITH HIGH BUSINESS DENSITY

LARGE MARKETS WITH OPPORTUNITY TO EXPAND MARKET SHARE Source: S&P Capital IQ Pro Note: Deposit data based on FDIC summary of deposits as of June 30, 2021 (1) Metro New York City Fed Market Boston MSA Providence MSA New York Metro(1) In large markets dominated by money center banks,,the pro forma company can fill a significant void in relationship banking, particularly with high-net-worth individuals, businesses and business owners

Source: S&P Capital IQ Pro; BRKL consolidated regulatory balances, yields, and costs as of 03/31/2022, PCSB bank-level balances, yields and costs as of 03/31/2022 (1) Represents loan balances based on standalone compositions; pro forma data does not include balance sheet marks; pro forma yields based on weighted averages (2) Represents deposit balances based on standalone compositions; pro forma data does not include balance sheet marks; pro forma costs based on weighted averages LOAN PORTFOLIO(1) DEPOSIT COMPOSITION(2) PRO FORMA LOAN AND DEPOSIT COMPOSITION PRO FORMA MRQ YIELD ON LOANS 4.00% MRQ COST OF DEPOSITS 0.21% LOANS / DEPOSITS 101.8% MRQ YIELD ON LOANS 3.82% MRQ YIELD ON LOANS 3.97% MRQ COST OF DEPOSITS 0.30% LOANS / DEPOSITS 77.9% MRQ COST OF DEPOSITS 0.23% LOANS / DEPOSITS 97.1%

COST SAVINGS Estimated synergies of 30% of PCSB’s projected non-interest expense base of $35.9mm, or $10.8mm, grown 3% annually Assumes 100% phased-in for 2023 REVENUE SYNERGIES Identified but not modeled ONE-TIME EXPENSES Total after-tax restructuring charges of $21.4 million, fully reflected in TBV dilution and earnback at closing CREDIT MARK & CECL DAY 1 RESERVE Gross credit mark of $8.5 million 11% PCD / 89% non-PCD Establish CECL Day 1 reserve on PCSB’s loan portfolio of $14.1 million CECL Day 1 reserve recorded through income as provision expense, but assumed to be taken at close for calculation of TBV dilution and earnback OTHER PURCHASE ACCOUNTING MARKS Fair value adjustments totaling negative $66.0 million including net credit mark Interest rate mark down of loans of $18.7 million amortized over 5 years Interest rate mark down of investment securities of $50.0 million amortized over 5 years Interest rate mark up of deposits of $0.3 million amortized over 3 years Core deposit intangible of 2.00% amortized over 10-years (sum-of-years digits method) DURBIN IMPACT & COST OF CASH Preliminary cost of $1.5 million (pre-tax) on going over $10 billion in assets (beginning in Q3’23) Opportunity cost of cash of 2.25% KEY MERGER ASSUMPTIONS

Performed comprehensive business, legal, and credit due diligence including confirmation of cost savings, merger charges, and costs associated with crossing $10 billion threshold Credit due diligence process completed by senior management Extensive credit reviews focused on the largest relationships, adversely classified assets and watch list loans Reviewed 100% of C&I loans with total relationship commitments greater than $4 million and 100% of CRE loans with total relationship commitments greater than $8 million Reviewed 102 individual loans ranging in size from $2 million to $38 million Reviewed all adversely classified loans over $1 million Reviewed ALM position of PCSB including its investment securities portfolio and the combined company’s ALM position Hired outside parties for key preliminary purchase accounting marks and tax advice COMPREHENSIVE DUE DILIGENCE TO ENSURE A LOW-RISK TRANSACTION

PRO FORMA FINANCIAL IMPACT

2023 ESTIMATED EPS ACCRETION	▸ Approximately 13% EPS accretion to BRKL in 2023 with fully-phased in cost savings
TBVPS	▸ 7.5% TBVPS dilution to BRKL at transaction close[(1)] • 2.3% dilution excluding key fair value interest rate purchase accounting marks[(1)(3)] ▸ 3.6 years earnback under the crossover method[(1)(2)] • 2.3 years excluding key fair value interest rate purchase accounting marks[(1)(2)(3)]
CAPITAL	▸ Capital ratios remain well-capitalized at transaction close ▸ Tangible Common Equity / Tangible Assets ~8.6% at close ▸ Total Risk-Based Capital Ratio ~13.0% at close
IRR	▸ 15%, exceeding BRKL's cost of capital

(1) Includes all impacts due to transaction and merger charges
(2) Based on when pro forma tangible book value per share crosses over the projected standalone BRKL tangible book value per share
(3) Excludes loan, investment securities, and deposit marks

BROOKLINE BANCORP, INC.

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PRO FORMA IMPACTS EXCLUDING INTEREST RATE MARKS HIGHLIGHT CORE FINANCIAL ATTRACTIVENESS & LOW-RISK PROFILE OF TRANSACTION (1) Excludes interest rate marks on loans, investment securities and deposits Financial Metric Pro Forma Impacts INCLUDING Interest Rate Marks Pro Forma Impacts EXCLUDING Interest Rate Marks(1) TBV (Dilution) at Close (7.5%) (2.3%) 2023 EPS Accretion 12.6% 4.4% TBV Earnback 3.6 years 2.3 years IRR 15.2% 15.2% Total RBC Ratio 13.0% 13.5% TBV Dilution and Total Earnback at Closing from Interest Rate Marks May be Viewed as “Accounting Driven Earnback” Since interest rate marks on loans, investment securities and deposits are accreted back through earnings over time, TBV dilution from interest rate marks can be viewed as relatively “riskless” When adjusting for rate-driven purchase accounting marks including PCSB’s rate marks on investment securities, loans, and deposits, as well as the forward earnings benefit from the accretion of those marks, it is possible to differentiate between the upfront TBV dilution that is truly “at risk” vs. the upfront TBV dilution whose earnback is simply a timing difference due to accounting marks

ACCELERATING GROWTH IN THE NEW YORK METRO AREA Further establishes Brookline as a premier Northeast franchise Builds upon existing strengths and extends BRKL into one of the most desirable metro markets in the U.S. with immediate scale Financially attractive Shared values – culture, leadership, strong financial compatibility, and a common vision for the future of the combined company Low execution risk due to Brookline’s acquisition/integration experience coupled with conservative merger assumptions

HIGHLY CAPABLE, LOCAL BOUTIQUE FINANCIAL SERVICES COMPANY SUPPORTED BY A HIGHLY EFFECTIVE CENTRALIZED SUPPORT TEAM

NASDAQ: BRKL